Commitments and Contingencies - Schedule of Future Minimum Aggregate Rental Commitments Due Under all Noncancelable Operating Leases, Net of Sublease Income (Details) $ in Millions	Dec. 31, 2014 USD ($)
Commitments and Contingencies Disclosure [Abstract]
2015	$ 60
2016	54
2017	43
2018	37
2019	32
Thereafter	77
Total	$ 303